INVESTMENTS IN AFFILIATES - Components (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Equity Method Investments and Joint Ventures [Abstract]
Cost	$ 374,675	$ 374,729
Dividend	(105,401)	(68,127)
Equity in net earnings of other affiliates	43,992	28,141
Share of other comprehensive (loss) income in affiliate	(245)	629
Equity in net assets of affiliates	$ 313,021	$ 335,372	$ 350,918